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                                                                       EX. 10.86

                                WAIVER AGREEMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT



            THIS WAIVER AGREEMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Waiver") dated as of June 29, 2001 is to that Third Amended and Restated Credit Agreement dated as of June 30, 2000, (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among SLEEPMASTER L.L.C., a New Jersey limited liability company (the "Borrower"), SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Parent") and those Domestic Subsidiaries of the Borrower as may from time to time become party thereto (together with the Parent, collectively, the "Guarantors"), the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").


                              W I T N E S S E T H:

         WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, the Borrower and the Agent have determined that it will be in the best interest of all parties to extend the time to comply with certain of the covenants set forth in that certain Waiver and Second Amendment To Third Amended and Restated Credit Agreement dated as of May 15, 2001 (the "Second Amendment") and the Borrower requests that the Required Lenders waive any Default or Event of Default that will result from such noncompliance; and

         WHEREAS, the Required Lenders have agreed to waive certain of the covenants of the Second Amendment on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. Waiver. The Borrower and the Agent have determined that it will be in the best interest of all parties to extend the time to comply with the requirement to negotiate and determine the liquidity levels on or before June 30, 2001 (i) as set forth in footnote 1 and relating to the amended Section 4.2 of the Credit Agreement in Section 10 of the Second Amendment and (ii) as set forth in footnote 2 and relating to the amended Section 5.9 of the Credit Agreement in Section 17 of the Second Amendment, which failures constitute a Default or an Event of Default under the Credit Agreement. The Required Lenders hereby grant a waiver of compliance with the above-referenced covenants and of any Defaults or Events of Default resulting from such noncompliance; provided that the negotiation and determination of liquidity levels are completed on or prior to July 16, 2001.

         B. This Waiver shall become effective when it is executed by a duly authorized officer of the Borrower, the Guarantors, the Required Lenders and the Agent.
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         C. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Waiver.

         D. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Waiver to produce or account for more than one such counterpart.

         E. This Waiver and the Credit Agreement shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date and year first above written.


BORROWER:                      SLEEPMASTER L.L.C.,
                               a New Jersey limited liability company


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------


GUARANTORS:                    SLEEPMASTER HOLDINGS L.L.C.,
                               a New Jersey limited liability company


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               LOWER ROAD ASSOCIATES, L.L.C.,
                               a New Jersey limited liability company


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------
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                               PALM BEACH BEDDING COMPANY,
                               a Florida corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               HERR MANUFACTURING COMPANY,
                               a Pennsylvania corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               SLEEPMASTER FINANCE CORPORATION,
                               a Delaware corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               STAR BEDDING PRODUCTS,
                               a New Brunswick corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               ADAM WUEST CORPORATION,
                               a Delaware corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------

                               SIMON MATTRESS MANUFACTURING CO.
                               a California corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------
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                               CRESCENT SLEEP PRODUCTS COMPANY
                               a Delaware corporation


                               By:         /s/ Les Breiland
                                           -------------------------------
                               Name:       Les Breiland
                                           -------------------------------
                               Title:      CFO
                                           -------------------------------
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AGENTS AND LENDERS:            FIRST UNION NATIONAL BANK,
                               as Administrative Agent and as a Lender


                               By:         /s/ G.C. Ullrich
                                           -------------------------------
                               Name:       G.C. Ullrich
                                           -------------------------------
                               Title:      Senior Vice President
                                           -------------------------------


                               WACHOVIA BANK, N.A.


                               By:         /s/ Catherine A. Cowan
                                           -------------------------------
                               Name:       Catherine A. Cowan
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               FIRSTAR BANK, N.A.


                               By:         /s/ Douglas P. Best
                                           -------------------------------
                               Name:       Douglas P. Best
                                           -------------------------------
                               Title:      Banking Officer
                                           -------------------------------


                               GMAC BUSINESS CREDIT, LLC


                               By:         /s/ Thomas Brent
                                           -------------------------------
                               Name:       Thomas Brent
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               FIFTH THIRD BANK


                               By:         /s/ John R. Love, Sr.
                                           -------------------------------
                               Name:       John R. Love, Sr.
                                           -------------------------------
                               Title:      Assistant Vice President
                                           -------------------------------


                               VAN KAMPEN CLO II, LIMITED
                               BY: VAN KAMPEN MANAGEMENT INC.,
                               as Collateral Manager


                               By:         /s/ Darvin D. Pierce
                                           -------------------------------
                               Name:       Darvin D. Pierce
                                           -------------------------------
                               Title:      Principal
                                           -------------------------------
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                               VAN KAMPEN
                               SENIOR FLOATING RATE FUND
                               By:  Van Kampen Investment Advisory Corp.


                               By:         /s/ Darvin D. Pierce
                                           -------------------------------
                               Name:       Darvin D. Pierce
                                           -------------------------------
                               Title:      Principal
                                           -------------------------------


                               VAN KAMPEN CLO I, LIMITED
                               BY: VAN KAMPEN MANAGEMENT INC.,
                               as Collateral Manager


                               By:         /s/ Darvin D. Pierce
                                           -------------------------------
                               Name:       Darvin D. Pierce
                                           -------------------------------
                               Title:      Principal
                                           -------------------------------


                               VAN KAMPEN
                               SENIOR INCOME TRUST
                               By:  Van Kampen Investment Advisory Corp.


                               By:         /s/ Darvin D. Pierce
                                           -------------------------------
                               Name:       Darvin D. Pierce
                                           -------------------------------
                               Title:      Principal
                                           -------------------------------


                               ANTARES CAPITAL CORPORATION


                               By:         /s/ David Mahon
                                           -------------------------------
                               Name:       David Mahon
                                           -------------------------------
                               Title:      Director
                                           -------------------------------


                               CHASE MANHATTAN BANK,

                               As Trustee of the Antares Funding Trust
                               created under the Trust Agreement dated as of November 30, 1999, as Lender


                               By:         /s/ Judith Drummond
                                           -------------------------------
                               Name:       Judith Drummond
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------
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                               FIRSTRUST BANK


                               By:         /s/ Kent Nelson
                                           -------------------------------
                               Name:       Kent Nelson
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               BLACK DIAMOND INTERNATIONAL
                               FUNDING, LTD.


                               By:         /s/ David Egglishaw
                                           -------------------------------
                               Name:       David Egglishaw
                                           -------------------------------
                               Title:      Director
                                           -------------------------------


                               BLACK DIAMOND CLO 2000-1 LTD.


                               By:         /s/ David Egglishaw
                                           -------------------------------
                               Name:       David Egglishaw
                                           -------------------------------
                               Title:      Director
                                           -------------------------------


                               BLACK DIAMOND CLO 1998-1 LTD.


                               By:         /s/ David Egglishaw
                                           -------------------------------
                               Name:       David Egglishaw
                                           -------------------------------
                               Title:      Director
                                           -------------------------------


                               HELLER FINANCIAL, INC.


                               By:         /s/ Robert M. Reeg
                                           -------------------------------
                               Name:       Robert M. Reeg
                                           -------------------------------
                               Title:      Assistant Vice President
                                           -------------------------------


                               U.S. BANK NATIONAL ASSOCIATION


                               By:         /s/ Matthew A. Ross
                                           -------------------------------
                               Name:       Matthew A. Ross
                                           -------------------------------
                               Title:      Senior Vice President
                                           -------------------------------
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                               EATON VANCE SENIOR INCOME TRUST
                               BY:  EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               EATON VANCE INSTITUTIONAL SENIOR
                               LOAN FUND
                               BY:  EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               OXFORD STRATEGIC INCOME FUND
                               BY:  EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               EATON VANCE CDO II, LTD.
                               BY:  EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               EATON VANCE CDO III, LTD.
                               BY:  EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------
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                               SENIOR DEBT PORTFOLIO
                               By:  Boston Management and Research
                               as Investment Advisor


                               By:         /s/ Payson F. Swaffield
                                           -------------------------------
                               Name:       Payson F. Swaffield
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------


                               SUNTRUST BANK


                               By:         /s/ Lauren P. Carrigan
                                           -------------------------------
                               Name:       Lauren P. Carrigan
                                           -------------------------------
                               Title:      Vice President
                                           -------------------------------